UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

SEPTEMBER 1, 2024

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa, Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 par value	EP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	On September 1, 2024, Matthew E. Watson, age 44, joined Empire Petroleum Corporation (the “Company”) as Chief Accounting Officer of the Company. Mr. Watson will report to Michael R. Morrisett, the Company’s President and Chief Executive Officer.

Mr. Watson is a Certified Public Accountant with over 20 years of accounting and financial reporting experience in the oil and gas industry. He served as Executive Vice President of Accounting and Finance of Command Energy, LLC, an oil and gas exploration and production company, from January 2021 to August 2024. From October 2019 to January 2021, he provided accounting and financial consulting services at various times to Citizen Energy Holdings, LLC and Mid-Con Energy Partners, LP, both oil and gas companies. He also served as Controller of Midstates Petroleum Company, Inc., an oil and gas exploration and production company, from July 2015 to September 2019. Prior to that time, he held positions with Samson Resources and Grant Thornton LLP. He holds a Bachelor of Business Administration, Accounting and Management, from Evangel University in Springfield, Missouri.

Mr. Watson will receive an initial grant of restricted stock units covering 15,000 shares of common stock of the Company under the Company’s 2024 Stock and Incentive Compensation Plan (the “Plan”), which will vest in equal installments on the first, second and third anniversary of September 1, 2024. He will also be eligible for future equity awards under the Plan at the discretion of the Board of Directors of the Company. Mr. Watson will earn a base salary of $230,000 per year. He will be eligible to receive annual bonuses at the discretion of the Board of Directors of the Company, with $20,000 guaranteed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: September 6, 2024	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President and Chief Executive Officer

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